Rule 497(c)
                                                    1940 Act File No. 811-07831
                                                    1933 Act Reg. No. 333-12745

                              P R O S P E C T U S
                                JANUARY 31, 2005

                                      FMI
                                   Large Cap
                                      Fund

                                   A NO LOAD
                                  MUTUAL FUND

P R O S P E C T U S                                            JANUARY 31, 2005

                                      FMI
                                 Large Cap Fund

 FMI Large Cap Fund is a no load mutual fund seeking long-term capital appreciation by investing in a limited number of large capitalization value stocks.

 Please read this Prospectus and keep it for future reference. It contains important information, including information on how FMI Large Cap Fund invests and the services it offers to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


   Questions Every Investor Should Ask Before
     Investing in FMI Large Cap Fund                                     1
   Fees and Expenses                                                     3
   Investment Objective and Strategies                                   3
   Disclosure of Portfolio Holdings                                      4
   Management of the Fund                                                4
   The Fund's Share Price                                                4
   Purchasing Shares                                                     4
   Redeeming Shares                                                      7
   Market Timing Procedures                                              9
   Exchanging Shares                                                     9
   Dividends, Distributions and Taxes                                   10
   Financial Highlights                                                 11
   Share Purchase Application                                   Centerfold


FMI Funds, Inc.                                                  (414) 226-4555
100 East Wisconsin Avenue, Suite 2200                          www.fmifunds.com
Milwaukee, Wisconsin  53202

                        QUESTIONS EVERY INVESTOR SHOULD
                            ASK BEFORE INVESTING IN
                               FMI LARGE CAP FUND

1.   WHAT IS THE FUND'S GOAL?

     FMI Large Cap Fund seeks long-term capital appreciation.

2.   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


     The Fund invests in a limited number of large capitalization (i.e., more than $4 billion market capitalization) value stocks of domestic companies. We use fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. We believe good businesses have some or all of the following characteristics:



     o A strong, defendable market niche or products and services niche that is difficult to replicate



     o  A high degree of relative recurring revenue


     o  Modestly priced products or services


     o Attractive return-on-investment economics (i.e., where return on investment exceeds a company's cost of capital over a three to five year period)


     o  Above-average growth or improving profitability prospects

     We consider valuation

     o  On both an absolute and relative to the market basis

     o  Utilizing both historical and prospective analysis


     In reviewing companies, the Fund applies the characteristics identified above on a case by case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.



     The Fund's adviser will generally sell a portfolio security when the adviser believes:



   o   The security has achieved its value potential
   o   Such sale is necessary for portfolio diversification
   o   Changing fundamentals signal a deteriorating value potential
   o   Other securities have a better performance potential


3.   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     Investors in the Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks include:


     o STOCK MARKET RISK: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.



     o MEDIUM CAPITALIZATION COMPANIES RISK: The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.


     o NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. It likely will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

     o VALUE INVESTING RISK: Our portfolio managers may be wrong in their assessment of a company's value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time "value" investing falls out of favor with investors. During these periods, the Fund's relative performance may suffer.


     o MARKET TIMING RISK: Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares. The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund's Board of Directors may reconsider its decision not to adopt policies and procedures.


     Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

4.   HOW HAS THE FUND PERFORMED?

     The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to the performance of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"). Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                               FMI LARGE CAP FUND
                      (Total return for the calendar year)


                         2002                   -15.00%
                         2003                    31.55%
                         2004                    17.52%


Note: During the three year period shown on the bar chart, the Fund's highest total return for a quarter was 15.06% (quarter ended June 30, 2003) and the lowest total return for a quarter was -13.79% (quarter ended September 30, 2002).


     The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.



                                                                 SINCE THE
                                                               INCEPTION DATE
AVERAGE ANNUAL TOTAL RETURNS                                    OF THE FUND
(FOR THE PERIODS ENDING                                        (DECEMBER 31,
DECEMBER 31, 2004)                              ONE YEAR           2001)
----------------------------                    --------       --------------
FMI Large Cap Fund
   Return before taxes                           17.52%            9.53%
   Return after taxes
     on distributions                            16.90%            9.21%
   Return after taxes on
     distributions and sale
     of Fund shares                              11.65%            8.06%
S&P 500(1)<F2>(2)<F3>                            10.88%            3.59%



(1)<F2>   Reflects no deduction for fees, expenses or taxes.
(2)<F3> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.


                               FEES AND EXPENSES

 The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)                        No Sales Charge
Maximum Deferred
  Sales Charge (Load)                                  No Deferred
                                                       Sales Charge
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions                          No Sales Charge
Redemption Fee                                         None(1)<F4>
Exchange Fee                                           None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                        0.75%(2)<F5>
Distribution and/or
  Service (12b-1) Fees                                 None(3)<F6>
Other Expenses                                         1.44%
Total Annual Fund
  Operating Expenses                                   2.19%
Expense Reimbursement                                 (0.99%)(2)<F5>(4)<F7>
Net Expenses                                           1.20%

(1)<F4>   Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F5> Expense information has been restated to reflect a reduction in the management fee from 1.00% to 0.75% and a reduction of the expense cap from 1.75% to 1.20%, both effective October 1, 2004, as if such management fee and expense cap had been in effect during the entire previous fiscal year.
(3)<F6> Although the Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 permitting it to pay distribution fees of up to 0.25% of its average net assets, it does not intend to pay any fees pursuant to such Plan during the fiscal year ending September 30, 2005.
(4)<F7> The Fund's investment adviser has agreed to reimburse the Fund to the extent necessary to insure that Total Annual Fund Operating Expenses do not exceed 1.20%. IN ADDITION TO THE REIMBURSEMENT REQUIRED UNDER THE INVESTMENT ADVISORY AGREEMENT, THE INVESTMENT ADVISER WILL VOLUNTARILY REIMBURSE THE FUND TO THE EXTENT NECESSARY TO INSURE THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 1.00% FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005.

EXAMPLE

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

       1 YEAR             3 YEARS             5 YEARS             10 YEARS
       ------             -------             -------             --------
        $122                $381                $660               $1,455

                             INVESTMENT OBJECTIVE
                                AND STRATEGIES

 The Fund seeks long-term capital appreciation. Although we have no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.

 The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances the Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

 Our portfolio managers are patient investors. The Fund does not attempt to achieve its investment objective by active and frequent trading of common stocks.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

 The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund's policies and procedures respecting disclosure of its portfolio holdings.

                            MANAGEMENT OF THE FUND

 Fiduciary Management, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser's address is:

                           100 East Wisconsin Avenue,
                                   Suite 2200
                              Milwaukee, WI  53202

 The Adviser has been in business since 1980 and has been the Fund's only investment adviser. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund pays the Adviser an annual investment advisory fee equal to 1.00% of its average daily net assets.

 Ted D. Kellner and Patrick J. English are primarily responsible for the day-to-day management of the Fund's portfolio. They are the Fund's portfolio managers. Mr. Kellner has been employed by the Adviser in various capacities since 1980 and Mr. English has been employed by the Adviser in various capacities since 1986. Their current positions with the Adviser are:

 Ted D. Kellner               Chairman of the Board and
                              Chief Executive Officer

 Patrick J. English           President

                            THE FUND'S SHARE PRICE


 The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds, which mature in 60 days or less, at their amortized cost. The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders and redemption orders that it receives in good order AFTER the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.



 If market quotations are not readily available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.


                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

   1. Read this Prospectus carefully

   2. Determine how much you want to invest keeping in mind the following minimums*<F8>:

      A.  NEW ACCOUNTS
          o   All Accounts                                      $1,000

      B.  EXISTING ACCOUNTS
          o   Dividend reinvestment                         No Minimum
          o   Automatic Investment Plan                          $  50
          o   All other accounts                                  $100

      *<F8>  Servicing Agents may impose different minimums.

   3. Complete the Purchase Application included in this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Fund has additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-811-5311.

      In compliance with the USA Patriot Act of 2001, please note that the transfer agent will verify certain information on your application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the transfer agent at 1-800-811-5311 if you need additional assistance when completing your application.


      If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.


   4. Make your check payable to "FMI Large Cap Fund." All checks must be drawn on U.S. banks. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. U.S. BANCORP FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

   5. Send the application and check to:

      BY FIRST CLASS MAIL

      FMI Large Cap Fund
      c/o U.S. Bancorp Fund Services, LLC
      P.O. Box 701
      Milwaukee, WI  53201-0701

      BY OVERNIGHT DELIVERY
      SERVICE OR
      REGISTERED MAIL

      FMI Large Cap Fund
      c/o U.S. Bancorp Fund Services, LLC
      615 East Michigan Street, 3rd Floor
      Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

   6. You may purchase shares by wire transfer.

      Initial Investment by Wire - If you wish to open an account by wire, please call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

      Subsequent Investments by Wire - Please call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

      YOU SHOULD WIRE FUNDS TO:

      U.S. Bank, N.A.
      777 East Wisconsin Avenue
      Milwaukee, WI  53202
      ABA #075000022

      CREDIT:
      U.S. Bancorp Fund Services, LLC
      Account #112-952-137

      FURTHER CREDIT:
      FMI Large Cap Fund
      (shareholder registration)
      (shareholder account number)


 PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.


 PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

 Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

 The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

 o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

 o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

 o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

 o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.


 o Be authorized to receive purchase orders on the Fund's behalf (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.



 If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. Investors purchasing or redeeming through a servicing agent need to check with the servicing agent to determine whether the servicing agent has entered into an agreement with the Fund. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.


OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

 The Fund may reject any Purchase Applications for any reason. The Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund. Shares of the Fund have not been registered for sale outside of the United States.

 The Fund will not issue certificates evidencing shares purchased. The Fund will send investors a written confirmation for all purchases of shares.

 The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following retirement plans:

 o  Traditional IRA
 o  Roth IRA
 o  Coverdell Education Savings Account
 o  SEP-IRA
 o  Simple IRA
 o  401(k) Plan
 o  Defined Contribution Retirement Plan
 o  403(b)(7) Custodial Accounts

 Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-811-5311. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

  1.  Prepare a letter of instruction containing:

      o   account number(s)

      o   the amount of money or number
          of shares being redeemed

      o   the name(s) on the account

      o   daytime phone number

      o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-811-5311 if you have any questions.

  2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

  3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

      o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered.

      o The redemption proceeds are to be sent to an address other than the address of record.

      o   The redemption request is made within 30 days after an address change.

      o   To change bank information on your account.

      o Any redemption transmitted by Federal wire transfer to a bank other than the bank of record.

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

  4.  Send the letter of instruction to:

      BY FIRST CLASS MAIL

      FMI Large Cap Fund
      c/o U.S. Bancorp Fund Services, LLC
      P.O. Box 701
      Milwaukee, WI  53201-0701

      BY OVERNIGHT DELIVERY
      SERVICE OR REGISTERED MAIL

      FMI Large Cap Fund
      c/o U.S. Bancorp Fund Services, LLC
      615 East Michigan Street, 3rd Floor
      Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

 If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

PAYMENT OF REDEMPTION PROCEEDS

 The redemption price per share you receive for redemption requests is the next determined net asset value after:

 o U.S. Bancorp Fund Services, LLC receives your written request in good order with all required information and documents as necessary. Shareholders should contact U.S. Bancorp Fund Services, LLC for further information concerning documentation required for redemption of Fund shares for certain account types.


 o If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.


 U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request with all required information. If you request in the letter of instruction, U.S. Bancorp Fund Services, LLC will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer ("EFT") or wire. An EFT generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. U.S. Bancorp Fund Services, LLC currently charges $15 for each wire redemption but does not charge a fee for EFTs. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

 When redeeming shares of the Fund, shareholders should consider the following:

 o   The redemption may result in a taxable gain.

 o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

 o The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

 o If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

 o U.S. Bancorp Fund Services, LLC will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

 o The Fund reserves the right to refuse a telephone redemption request (which may be made only through Servicing Agents) if it believes it is advisable to do so. Both the Fund and U.S. Bancorp Fund Services, LLC may modify or terminate its procedures for telephone redemptions at any time. Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a Servicing Agent cannot contact U.S. Bancorp Fund Services, LLC by telephone, it should make a redemption request in writing in the manner described earlier.

 o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.


 o The Fund may pay redemption requests "in kind." This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.


                           MARKET TIMING PROCEDURES


 Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.



 The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund's Board of Directors may reconsider its decision not to adopt policies and procedures.


                               EXCHANGING SHARES

 Shares of the Fund may be exchanged for shares of:

 o  FMI Common Stock Fund, Inc.
 o  FMI Focus Fund
 o  FMI Provident Trust Strategy Fund
 o  FMI Winslow Growth Fund
 o  FMI Knappenberger Partners Emerging Growth Fund
 o  FMI Woodland Small Capitalization Value Fund
 o  First American Prime Obligations Fund

at the relative net asset values. (FMI Common Stock Fund, Inc., FMI Focus Fund, FMI Provident Trust Strategy Fund, FMI Winslow Growth Fund, FMI Knappenberger Partners Emerging Growth Fund and FMI Woodland Small Capitalization Value Fund are other mutual funds advised by the Adviser. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Prime Obligations Fund, a money market mutual fund. Neither U.S. Bancorp Fund Services, LLC nor First American Prime Obligations Fund is affiliated with the Fund or the Adviser.) You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.

HOW TO EXCHANGE SHARES


  1. Read this Prospectus (and the prospectus for the fund for which shares are to be exchanged) carefully. (Please note that FMI Common Stock Fund, Inc. is currently closed to new investors.)


  2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

  3. Write to FMI Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

 Call the transfer agent to obtain the necessary exchange authorization forms and any one of the following Prospectuses: (a) FMI Common Stock Fund, (b) FMI Focus Fund or (c) FMI Provident Trust Strategy Fund, FMI Winslow Growth Fund, FMI Knappenberger Partners Emerging Growth Fund and FMI Woodland Small Capitalization Value Fund or (d) First American Prime Obligations Fund. This exchange privilege does not constitute an offering or recommendation on the part of the FMI Funds or the Adviser of an investment in any of the foregoing mutual funds.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

 The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have four distribution options:

 o ALL REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

 o PARTIAL REINVESTMENT OPTION - Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

 o PARTIAL REINVESTMENT OPTION - Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

 o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

 You may make this election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-811-5311.

 If you elect to have dividends and/or capital gain distributions paid in cash, the Fund will automatically reinvest all distributions under $10 in additional Fund shares.

 If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

 The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that its distributions generally will consist primarily of long-term capital gains.

                             FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request.

                                                     FOR THE YEARS ENDED           FOR THE PERIOD FROM
                                                        SEPTEMBER 30,           DECEMBER 31, 2001+<F9> TO
                                                     2004            2003          SEPTEMBER 30, 2002
                                                     ----            ----       -------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $10.03          $ 7.94               $10.00

Income from investment operations:
   Net investment income (loss)                       0.10            0.03                (0.01)
   Net realized and unrealized
     gain (loss) on investments                       1.68            2.06                (2.05)
                                                    ------          ------               ------
Total from investment operations                      1.78            2.09                (2.06)

Less distributions:
   Dividend from net investment income               (0.03)             --                   --
   Distribution from net realized gains              (0.12)             --                   --
                                                    ------          ------               ------
Total from distributions                             (0.15)             --                   --
                                                    ------          ------               ------
Net asset value, end of period                      $11.66          $10.03               $ 7.94
                                                    ------          ------               ------
                                                    ------          ------               ------

TOTAL RETURN                                        17.96%          26.32%              (20.60%)*<F10>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)              14,977           5,680                3,236
Ratio of expenses (after reimbursement)
  to average net assets (a)<F12>                     1.13%           1.34%                1.75%**<F11>
Ratio of net investment gain (loss)
  to average net assets (b)<F13>                     0.85%           0.36%               (0.30%)**<F11>
Portfolio turnover rate                              38.1%           54.4%                31.8%

   +<F9>   Commencement of operations.
  *<F10>   Not annualized.
 **<F11>   Annualized.
(a)<F12> Computed after giving effect to Adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the years ended September 30, 2004 and 2003 and for the period December 31, 2001+<F9> through September 30, 2002, the ratios would have been 2.44%, 3.07% and 3.71%**<F11>, respectively.
(b)<F13> If the Fund had paid all of its expenses for the years ended September 30, 2004 and 2003 and for the period December 31, 2001+<F9> through September 30, 2002, the ratios would have been (0.46%), (1.37%) and (2.26%)**<F11>, respectively.

                           Not part of the Prospectus

                                   FMI Funds
                                 PRIVACY POLICY

We collect the following nonpublic personal information about you:

  o Information we receive from you on or in applications or other forms, correspondence or conversations.

  o  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

 To learn more about FMI Large Cap Fund, you may want to read FMI Large Cap Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. FMI Large Cap Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

 You also may learn more about FMI Large Cap Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of FMI Large Cap Fund during its last fiscal year.

 The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-811-5311.

 Prospective investors and shareholders who have questions about FMI Large Cap Fund may also call the following number or write to the following address.

 FMI Large Cap Fund
 100 East Wisconsin Avenue,
 Suite 2200
 Milwaukee, Wisconsin 53202
 1-800-811-5311
 www.fmifunds.com

 The general public can review and copy information about FMI Large Cap Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about FMI Large Cap Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

 Public Reference Section
 Securities and Exchange Commission
 Washington, D.C. 20549-0102

 Please refer to FMI Large Cap Fund's Investment Company Act File No. 811-07831 when seeking information about the Fund from the Securities and Exchange Commission.